Time Deposits	12 Months Ended
Dec. 31, 2024
Time Deposits
Time Deposits

Note 6:   Time Deposits

Time deposits in denominations of $250,000 or more were $35.9 million at December 31, 2024 and $37.6 million at December 31, 2023. At December 31, 2024, the scheduled maturities of time deposits are as follows:

(In thousands)
Due during the year ending December 31,
2025	$149,087
2026	17,072
2027	959
2028	260
2029	71
Thereafter	235
$167,684